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                                                          CONFIDENTIAL TREATMENT
                                                          EXHIBIT 10.22

                        KING WORLD F.S.C. CORPORATION
                             830 Morris Turnpike
                        Short Hills, New Jersey 07078




                                               Dated as of June 13, 1994




Unilever NV
c/o Mr. Doug Gluck
Senior Vice President
E.C. Television Inc.
Greendon House
7 C-D Bayham Street
London NW1 OEY
England


Dear Doug:

          Reference is made to the agreement between Unilever NV ("Unilever"), through its then agent Lintas International Limited ("Lintas"), and King World F.S.C. Corporation ("KW") through its then agent Buena Vista International, Inc. ("BVI"), dated June 2, 1988, as amended as of June 13, 1989 and as of September 19, 1991 (the "Original Agreement"). Unless otherwise specified, all defined terms herein shall have the meanings set forth in the Original Agreement.
Except as otherwise specified herein, the amendments to the Original Agreement hereunder shall become effective on the commencement of the Extended Renewal Period (as defined in Paragraph A below). Unilever and KW agree to amend the Original Agreement as follows:

          A. The License Term shall be extended for the period January 1, 1995 through December 31, 1995 (the "Extended Renewal Period").

          B. The guaranteed minimum license fee during the Extended Renewal Period shall be equal to [*].

          C. With respect to telecasts of the Series [*] the royalty payable to KW by Unilever for each telecast of each of the Series during the Extended Renewal Period shall be [*].



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                                                          CONFIDENTIAL TREATMENT

          D.    With respect to all countries within Territory A [*]
(the royalities for which are set forth in Paragraph C above), the Royalty Rate for each such country during the Extended Renewal Period shall be [*].

          E. As of the date hereof, Paragraph 16 of the Original Agreement is deleted in its entirety and replaced with the following:

                "16. CREDITS.     The Series shall be exploited
          with a separate credit reading: "Based upon WHEEL OF FORTUNE (or JEOPARDY! as the case may be) produced in the United States by COLUMBIA TRISTAR TELEVISION, a SONY PICTURES ENTERTAINMENT COMPANY, and Distributed by KING WORLD PRODUCTIONS, INC." (or such other similar legend as KW may from time to time advise Unilever), in an adequate translation."

          Except as modified hereunder, the Original Agreement shall remain in full force and effect.

                                            Very truly yours,

                                            KING WORLD F.S.C. CORPORATION


                                            By: /s/ JONATHAN BIRKHAHN
                                               ---------------------------



ACCEPTED AND AGREED TO:

UNILEVER NV

By:  E.C. TELEVISION INC.


By: /s/ LAWRENCE LAMATTINA
   ------------------------



*  Confidential treatment requested.

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